Exhibit 99.1
                                   EXHIBIT "A"



To the Board of Directors of PharmaFrontiers Corp. (the "Company"):

Effective December 7, 2004, I, Warren C. Lau, hereby resign as director of PharmaFrontiers Corp. I am resigning solely for personal reasons and have no disputes or differences in opinion on any matter relating to the Company's operations, policies or practices.

I have been provided with a copy of the Form 8-K disclosing my resignation, and I have no disagreement with any statements made in that disclosure.



                                                           By: /s/ Warren C. Lau